UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2021

KANSAS CITY SOUTHERN

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (816) 983-1303

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Preferred Stock, Par Value $25 Per Share, 4%, Noncumulative	KSU	New York Stock Exchange
Common Stock, $.01 Per Share Par Value	KSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2021, Kansas City Southern, a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Canadian National Railway Company, a Canadian corporation (“Canadian National”), and Brooklyn Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Canadian National (“Merger Sub”).

The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Kansas City Southern (the “Merger”), with Kansas City Southern surviving the Merger as a wholly owned subsidiary of Canadian National (the “Surviving Corporation”).

Immediately following the effective time of the Merger (the “Effective Time”), all of the stock of Surviving Corporation, as successor to Kansas City Southern, will be deposited into a voting trust subject to a voting trust agreement (the “Voting Trust Transaction”), pending final approval of the transaction by the Surface Transportation Board (the “STB”).

Merger Consideration

Under the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Kansas City Southern that is outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) will be converted into the right to receive (1) 1.129 common shares of Canadian National and (2) $200 in cash, without interest (collectively, the “Merger Consideration”), and each share of preferred stock, par value $25 per share, that is outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) will be converted into the right to receive $37.50 in cash, without interest.

Conditions to the Merger

The respective obligations of Kansas City Southern and Canadian National to consummate the Merger are subject to the satisfaction or waiver of a number of customary conditions, including: (1) the adoption of the Merger Agreement by Kansas City Southern’s stockholders; (2) Canadian National’s registration statement on Form F-4 having been declared effective by the Securities and Exchange Commission; (3) the absence of any injunction or similar order prohibiting the consummation of the Merger or the Voting Trust Transaction; (4) approval of the Voting Trust Transaction by the STB; (5) approval by the Comisión Federal de Competencia Económica (the Mexican Antitrust Commission) and the Instituto Federal de Telecomunicaciones (the Mexican Federal Telecommunications Institute) of the transactions contemplated by the Merger Agreement; (6) the Canadian National common shares issuable in the Merger having been approved for listing on the New York Stock Exchange and the Toronto Stock Exchange; (7) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement; and (8) compliance by the other party in all material respects with such other party’s obligations under the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by Kansas City Southern, Canadian National and Merger Sub. The Merger Agreement also contains customary pre-closing covenants, including covenants by each of the parties relating to conduct of their business prior to the closing of the Merger and, in the case of Kansas City Southern, during the pendency of the voting trust. The parties have agreed to take all actions necessary, proper or advisable to complete the Merger as promptly as practicable. The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Kansas City Southern and Canadian National is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

Following final approval of the transaction by the STB (or at such earlier date following the closing of the Merger as may be approved by the STB), four members of the Kansas City Southern board of directors will be appointed to the Canadian National board of directors.

Treatment of Equity Awards

Under the Merger Agreement, at the Effective Time, (1) each outstanding Kansas City Southern stock option will be converted into the right to receive an amount in cash equal to the value of the Merger Consideration in respect of each share of Kansas City Southern common stock subject to such option, less the applicable exercise price, (2) each outstanding Kansas City Southern restricted share will be converted into the right to receive the Merger Consideration and (3) each Kansas City Southern performance unit will be converted into a cash-based award equal to the value of the Merger Consideration, with the number of shares of Kansas City Southern common stock subject to each award equal to 200% of the applicable target, with such cash-based award subject to the same terms and conditions (including vesting terms and conditions but excluding performance-based vesting conditions) as applied to the applicable Kansas City Southern performance unit, and each such cash-based award will vest in full upon a qualifying termination following the closing of the Merger.

Termination and Termination Fees

Either Kansas City Southern or Canadian National may terminate the Merger Agreement in certain circumstances, including if (1) the Merger is not completed by February 21, 2022, (2) a governmental entity of competent jurisdiction has issued a final non-appealable injunction or similar order prohibiting the Merger or the Voting Trust Transaction, (3) Kansas City Southern’s stockholders fail to adopt the Merger Agreement, or (4) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach. Canadian National may also terminate the Merger Agreement if Kansas City Southern’s board of directors changes its recommendation in favor of the Merger. In addition, subject to compliance with specified process and notice requirements, Kansas City Southern may terminate the Merger Agreement in order to enter into an agreement providing for a Company Superior Proposal (as defined in the Merger Agreement).

Under the Merger Agreement, Kansas City Southern will be required to make a payment to Canadian National equal to $700,000,000 if the Merger Agreement is terminated in certain circumstances, including because the Kansas City Southern board of directors has changed its recommendation in favor of the Merger or Kansas City Southern has terminated the Merger Agreement in order to enter into an agreement providing for a Company Superior Proposal. In addition, Canadian National will be required to make a payment to Kansas City Southern equal to $1,000,000,000 if the Merger Agreement is terminated in certain other circumstances, including (1) if the Merger has not been consummated by February 21, 2022 because approval of the Voting Trust Transaction by the STB has not been received by such date or because there is an injunction or similar order prohibiting the Merger or the Voting Trust Transaction arising out of the STB review process or under Section 721 of the United States Defense Production Act of 1950 or (2) if such an injunction or order has become final and non-appealable.

Reimbursement of Termination Fee Paid to Canadian Pacific

Pursuant to the Merger Agreement, Kansas City Southern has agreed to refund Canadian National the reimbursement of the $700,000,000 termination fee paid by Kansas City Southern to Canadian Pacific in connection with the termination of the Canadian Pacific Merger Agreement (as described below) if (i) Kansas City Southern terminates the Merger Agreement in order to enter into an agreement providing for a Company Superior Proposal (as defined in the Merger Agreement), (ii) Canadian National terminates the Merger Agreement upon a change of recommendation with respect to the Merger by Kansas City Southern’s board of directors or (iii) Canadian National terminates the Merger Agreement on the basis of a breach by Kansas City Southern of its representations, warranties or covenants in the Merger Agreement in a manner that would entitle Canadian National not to consummate the Merger.

Additional Information

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Kansas City Southern or Canadian National.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by Kansas City Southern’s stockholders. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, Kansas City Southern undertakes no obligation to update such information.

Item 1.02	Termination of a Material Definitive Agreement.

On May 21, 2021, Kansas City Southern notified Canadian Pacific Railroad Limited (“Canadian Pacific”) that it was terminating the Agreement and Plan of Merger, dated as of March 21, 2021, by and among Kansas City Southern, Canadian Pacific, Cygnus Merger Sub 1 Corporation and Cygnus Merger Sub 2 Corporation (the “Canadian Pacific Merger Agreement”) and paid the $700,000,000 termination fee contemplated by the Canadian Pacific Merger Agreement to Canadian Pacific in order to enter into the Merger Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions contemplated by the Merger Agreement, The Kansas City Southern Railway Company, a subsidiary of the Company, entered into an agreement (each, a “Letter Agreement”) with each of Patrick Ottensmeyer, President and Chief Executive Officer, Michael Upchurch, Executive Vice President and Chief Financial Officer, Jeffrey Songer, Executive Vice President, Strategic Merger Planning and Michael Naatz, Executive Vice President and Chief Marketing Officer (each, a “Covered Executive”).

The Letter Agreements revise certain terms of the existing severance agreements with the Covered Executives, including: (1) providing that the protection period for enhanced change in control severance (the “CIC Protection Period”) will run from the date that the Merger (as defined in the Merger Agreement) occurs through the two-year anniversary of the date that Canadian National takes control of the Company (the “Control Date”); (2) clarifying that for purposes of determining a Covered Executive’s pro-rata bonus and target bonus component of cash severance, the “target award” will be the greater of the target award for the calendar year in which the Covered Executive’s employment is terminated and the target award for the calendar year in which the change in control occurs and (3) for Mr. Upchurch, establishing the multiple applicable to the base salary and target bonus components of his severance during the CIC Protection Period at three (3) times. In addition, in consideration of certain acknowledgements from the Covered Executives that the occurrence of the Merger will not, in and of itself, constitute “Good Reason” under the Covered Executives’ severance agreements and that the non-competition period under the severance agreements for each of the Covered Executives other than Mr. Songer will be extended from one to two years, the Letter Agreements provide that in the event that a Covered Executive receives any payments or benefits that are subject to tax under Section 4999 of the Internal Revenue Code, as amended the Covered Executive will receive a payment that puts the Covered Executive in the same after-tax position as though such tax did not apply. The Letter Agreements replace, supersede and render null and void the letter agreements previously entered into with the Covered Executives in connection with the Canadian Pacific Merger Agreement.

In connection with its efforts to promote retention and incentivize the completion of the Merger, on May 21, 2021, the Company granted retention awards in the amount of $2,120,000; $1,082,000; $1,076,000 and $1,018,000 to each of Messrs. Ottensmeyer, Upchurch, Songer and Naatz, respectively (the “Retention Awards”). Each Retention Award will vest and become payable in two installments: (1) 25% on the earlier of (a) the date on which the Merger occurs and (b) February 21, 2022, and (2) 75% on the earlier of (a) ninety (90) days after the Control Date and (b) June 1, 2023, subject, in each case, to the Covered Executive’s continued employment through the applicable vesting dates; provided, however, that if the Covered Executive experiences a qualifying termination, then the Covered Executive will be entitled to any then unpaid portion of the Covered Executive’s Retention Award. The Retention Awards replace, supersede and render null and void the retention awards granted in connection with the Canadian Pacific Merger Agreement.

The foregoing descriptions of the Letter Agreements and the Retention Awards are qualified in their entirety by reference to the form of Letter Agreement and form of Retention Award Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, herewith and are incorporated by reference herein.

Item 8.01	Other Events.

Canadian Pacific Termination Fee Reimbursement

On May 21, 2021, Canadian National reimbursed Kansas City Southern the $700,000,000 termination fee paid by Kansas City Southern to Canadian Pacific in connection with the termination of the Canadian Pacific Merger Agreement.

Press Release

On May 21, 2021, Kansas City Southern and Canadian National issued a joint press release announcing their entry into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 21, 2021, by and among Kansas City Southern, Canadian National Railway Company and Brooklyn Merger Sub, Inc.*

10.1	Form of Letter Agreement, dated May 21, 2021.

10.2	Form of Retention Award Agreement, dated May 21, 2021.

99.1	Joint Press Release, issued May 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Kansas City Southern hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that Kansas City Southern may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*    *    *

Forward Looking Statements

Certain statements included in this current report constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and under Canadian securities laws, including statements based on management’s assessment and assumptions and publicly available information with respect to KCS, regarding the proposed transaction between CN and KCS, the expected benefits of the proposed transaction and future opportunities for the combined company. By their nature, forward-looking statements involve risks, uncertainties and assumptions. KCS cautions that its assumptions may not materialize and that current economic conditions render such assumptions, although reasonable at the time they were made, subject to greater uncertainty. Forward-looking statements may be identified by the use of terminology such as “believes,” “expects,” “anticipates,” “assumes,” “outlook,” “plans,” “targets,” or other similar words.

Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors which may cause actual results, performance or achievements of CN, or the combined company, to be materially different from the outlook or any future results, performance or achievements implied by such statements. Accordingly, readers are advised not to place undue reliance on forward-looking statements. Important risk factors that could affect the forward-looking statements in this current report include, but are not limited to: the outcome of the proposed transaction between CN and KCS; the parties’ ability to consummate the proposed transaction; the conditions to the completion of the proposed transaction; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule or at all; CN’s indebtedness, including the substantial indebtedness CN expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; CN’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that CN may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate KCS’ operations with those of CN; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of KCS may be difficult; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; industry competition; inflation, currency and interest rate fluctuations; changes in fuel prices; legislative and/or regulatory developments; compliance with environmental laws and regulations; actions by regulators; the adverse impact of any termination or revocation by the Mexican government of KCS de México, S.A. de C.V.’s Concession; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from derailments; timing and completion of capital programs; and other risks detailed from time to time in reports filed by CN with securities regulators in Canada and the United States. Reference should also be made to Management’s Discussion and Analysis in CN’s annual and interim reports, Annual Information Form and Form 40-F, filed with Canadian and U.S. securities regulators and available on CN’s website, for a description of major risk factors relating to CN. Additional risks that may affect KCS’ results of operations appear in Part I, Item 1A “Risks Related to KCS’s Operations and Business” of KCS’ Annual Report on Form 10-K for the year ended December 31, 2020, and in KCS’ other filings with the U.S. Securities and Exchange Commission (“SEC”).

Forward-looking statements reflect information as of the date on which they are made. KCS assumes no obligation to update or revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, unless required by applicable securities laws. In the event KCS does update any forward-looking statement, no inference should be made that KCS will make additional updates with respect to that statement, related matters, or any other forward-looking statement.

No Offer or Solicitation

This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, CN will file with the SEC a registration statement on Form F-4 to register the shares to be issued in connection with the proposed transaction. The registration statement will include a preliminary proxy statement of KCS which, when finalized, will be sent to the stockholders of KCS seeking their approval of the merger-related proposals. This current report is not a substitute for the proxy statement or registration statement or other document CN and/or KCS may file with the SEC or applicable securities regulators in Canada in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), TENDER OFFER STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN CANADA CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CN, KCS AND THE PROPOSED TRANSACTIONS. Any definitive proxy statement(s), registration statement or prospectus(es) and other documents filed by CN and KCS (if and when available) will be mailed to stockholders of CN and/or KCS, as applicable. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC and applicable securities regulators in Canada by CN free of charge through at www.sec.gov and www.sedar.com. Copies of the documents filed by CN (if and when available) will also be made available free of charge by accessing CN’s website at www.CN.ca. Copies of the documents filed by KCS (if and when available) will also be made available free of charge at www.investors.kcsouthern.com, upon written request delivered to KCS at 427 West 12th Street, Kansas City, Missouri 64105, Attention: Corporate Secretary, or by calling KCS’s Corporate Secretary’s Office by telephone at 1-888-800-3690 or by email at corpsec@kcsouthern.com.

Participants

This current report is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC and applicable securities regulators in Canada. Nonetheless, CN, KCS, and certain of their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about CN’s executive officers and directors is available in its 2021 Management Information Circular, dated March 9, 2021, as well as its 2020 Annual Report on Form 40-F filed with the SEC on February 1, 2021, in each case available on its website at www.CN.ca/investors/ and at www.sec.gov and www.sedar.com. Information about KCS’ directors and executive officers may be found on its website at www.kcsouthern.com and in its 2020 Annual Report on Form 10-K filed with the SEC on January 29, 2021, available at www.investors.kcsouthern.com and www.sec.gov. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC and applicable securities regulators in Canada if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at www.sec.gov and from www.sedar.com, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2021

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Senior Vice President - Chief Legal Officer & Corporate Secretary